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                              POWER OF ATTORNEY

                        UNION PACIFIC RESOURCES, INC.

    KNOW ALL MEN BY THESE PRESENTS, that JOHN F. CURRAN, JOSEPH A. LASALA, JR., ROBERT A. LEHODEY, JACK L. MESSMAN, and JAMES G. SMELTZER, Directors of Union Pacific Resources Inc., an Alberta Corporation (the "Corporation"), hereby appoints MARK L. JONES, acting as their true and lawful attorney, each with power to act, to execute, deliver and file, for and on their behalf, and in their name and in their capacity as Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to the issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,000,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Inc. or affiliate, hereby granting to such attorney full power and authority to do and perform each and every act and thing whatsoever as such attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in their capacity as Director, hereby ratifying and confirming all acts and things which such attorney may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of August, 1998.

                                    /s/ John. F. Curran
                                    ___________________________________________
                                    John F. Curran

                                    /s/ Joseph A. LaSala, Jr.
                                    ___________________________________________
                                    Joseph A. LaSala, Jr.

                                    /s/ Robert A. Lehodey
                                    ___________________________________________
                                    Robert A. Lehodey

                                    /s/ Jack L. Messman
                                    ___________________________________________
                                    Jack L. Messman

                                    /s/ James G. Smeltzer
                                    ___________________________________________
                                    James G. Smeltzer